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                                                                   Exhibit 10(t)

                                AMENDMENT NO. 1
                          Dated as of October 30, 1995


         THIS AMENDMENT NO. 1 ( "Amendment ) is entered into as of October 30 , 1995 by and among THE LAMSON & SESSIONS CO ., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL, CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent")

                             PRELIMINARY STATEMENT

         A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement as amended by this Amendment.

         B. The Borrower has determined that it would be advantageous to transfer the Valley-Todeco assets to a newly created, wholly-owned subsidiary of the Borrower.

         C. The Lender and the Agent have agreed to such transfer, subject to the terms hereof, and the Borrower, the Lender and the Agent accordingly have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt: and sufficiency of which are hereby acknowledged, the Borrower. the Lenders and the Agent hereby agree as follows;

         SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Loan Agreement is hereby amended as follows;

         1.01. SECTION 1.1 of the Loan Agreement is amended by amending and restating the definition of ''Valley-Todeco" as follows:

         "VALLEY-TODECO" shall mean Valley-Todeco, Inc., a Delaware corporation and a wholly-owned subsidiary of the Borrower.

         1.02. SECTION 1.1 of the Loan Agreement is further amended by adding the following definitions, to be inserted in SECTION 1.1 in alphabetical order:

         "Valley-Todeco Guaranty" shall mean that certain Guaranty and Security Agreement dated October 30, 1995 executed by Valley-Todeco in favor of the Agent, guarantying the Obligations and granting to the Agent a security interest in all of Valley-Todeco's personal property.

         "Valley-Todeco Loan Agreement shall mean that certain Loan Agreement dated as of October 30, 1995 between Borrower, as lender, and Valley-Todeco, as borrower, establishing a loan facility in an amount not to exceed $4,000,000.
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         "Valley-Todeco Loan Agreement Assignment" shall mean that certain
    Assignment dated as of October 30, 1955, executed by Borrower and acknowledged by Valley Todeco, assigning to the Agent, for the benefit of the Lenders, all of Borrower's rights under the Valley-Todeco Loan Agreement.

         "Valley-Todeco Mortgage" shall mean that certain deed of trust executed by Valley-Todeco in favor of the Agent, covering the real estate owned by Valley-Todeco.

         "Valley-Todeco Pledge Agreement" shall mean that certain Pledge Agreement dated October 30, 1995 executed by Borrower in favor of the Agent, pledging to the Agent all of the stock of Valley-Todeco.

         1.03. SECTION 1.1 of the Loan Agreement is further amended by adding the following after "the Letter of Credit Agreement," in the definition of "Loan Documents":

         "the Valley-Todeco Loan Agreement, the Valley-Todeco Loan Agreement Assignment, the Valley-Todeco Guaranty and Security Agreement, the Valley-Todeco Mortgage, the Valley-Todeco Pledge Agreement,"

         1.04. SECTION 8.1 of the Loan Agreement is amended by adding "(other than Valley-Todeco)" after the words "FORM ANY SUBSIDIARY" APPEARING IN SUCH SECTION.

         1.05. SECTION 8.2(h) of the Loan Agreement is amended by striking "and "l prior to clause (iii) thereof, and adding the following immediately preceding the period at the end of Section 8.2:

         "; and (iv) loans to Valley-Todeco pursuant to the Valley-Todeco Loan Agreement, in an amount not to exceed $4,000,000 at any time outstanding, provided that any such loans are assigned to the Agent pursuant to the Valley-Todeco Loan Agreement Assignment"

         1.06. SECTION 8.03(A) of the Loan Agreement is amended by striking "and "prior to clause (viii) thereof and adding the following immediately preceding the period at the end of SECTION 8.3:

         "; and (ix) Indebtedness of Valley-Todeco to the Borrower under the Valley-Todeco Loan Agreement"

         1.07. SECTION 8.10 of the Loan Agreement is amended by deleting the second paragraph thereof and substituting the following therefor:

         "Notwithstanding the foregoing, and without being subject to the limitations on the dispositions of assets set forth in the preceding paragraph, Borrower shall be permitted to contribute the assets of its Valley-Todeco division to valley-Todeco, and to sell all of the stock of Valley-Todeco for a commercially reasonable price, as determined by the Board of Directors of Borrower, provided that a portion of such price in an amount not less than $900,000 less than the book value of Valley-Todeco be in cash, 90% of such cash purchase price to be paid at the closing of such sale. The proceeds of any such sale shall be used by Borrower as prescribed in SECTION 2.3C."
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         SECTION 2.       CONDITIONS PRECEDENT.  This Amendment shall become
effective upon the first Business Day upon which all of the following conditions shall be satisfied:

         (i) the Agent shall have received four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

         (ii) the Agent shall have received Reaffirmations of Guaranty and Security Agreement in substantially the form of Exhibit _A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door;

         (iii) the Borrower and Valley-Todeco shall have executed and delivered the Valley-Todeco Loan Agreement and the Valley-Todeco loan Agreement Assignment and delivered executed copies thereof to the Agent;

         (iv) Valley-Todeco shall have executed and delivered to the Agent, in form and substance satisfactory to the Agent, the valley-Todeco Guaranty and Security Agreement

         (v) Valley-Todeco shall have executed and delivered to the Agent such UCC-1 financing statements as the Agent may request in order to perfect the security Interests granted by the security agreement described in clause (iv) above;

         (vi) Valley-Todeco shall have executed and delivered to the Agent, in form and substance satisfactory to the Agent, the Valley-Todeco Mortgage; and

         (vii) The Borrower shall have executed and delivered to the Agent, in form and substance satisfactory to the Agent, the valley-Todeco Pledge Agreement, together with stock certificates representing all issued and outstanding stock of Valley-Todeco and signed but undated stock powers endorsed in blank covering such certificates.

         SECTION 3        COVENANTS REPRESENTATIONS AND WARRANTIES OF THE
BORROWER.

         3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         3 2     The Borrower hereby represents and warrants that this
Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors ~ rights generally and general principles of equity which may limit the availability of equitable remedies.
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         SECTION 4.       REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

         4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

         4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISION OF THE STATE OF ILLINOIS.

         SECTION 6.       EXECUTION IN COUNTERPARTS.        This Amendment may
be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and a11 of which taken together shall constitute but one and the same instrument.

         SECTION 7.       HEADINGS.        Section headings in this Amendment
are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto hare caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                      THE LAMSON AND SESSIONS CO.


                                      By:    /s/ John B. Schulze
                                          ---------------------------
                                             Name:  John B. Schulze
                                             Title:  President


                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as the Agent and as the sole Lender


                                      By:    /s/s Shaun Pettit
                                          ---------------------------
                                             Name:  Shaun Pettit
                                             Title:  Sr. Vice President